UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

Seelos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22245	87-0449967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 2nd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 293-2100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2024, Seelos Therapeutics, Inc. (the “Company”) filed a Certificate of Change (the “Certificate of Change”) with the Secretary of State of the State of Nevada to (i) effect a 1-for-16 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) decrease the number of total authorized shares of Common Stock from 50,000,000 shares to 3,125,000 shares.

As a result of the Reverse Stock Split, every sixteen (16) shares of the Company’s pre-Reverse Stock Split Common Stock will be combined into one (1) share of the Company’s post-Reverse Stock Split Common Stock, without any change in par value per share. Proportionate voting rights and other rights of common stock holders will not be affected by the Reverse Stock Split. No fractional shares will be issued in connection with the Reverse Stock Split, and fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

The Reverse Stock Split is intended for the Company to regain compliance with the minimum bid price requirement of $1.00 per share of common stock for continued listing on the Nasdaq Capital Market. The Reverse Stock Split is expected to be effective at 12:01 a.m., Eastern Time, on September 27, 2024, and the Company’s common stock is expected to begin trading on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market at the opening of the market on September 27, 2024. The trading symbol for the common stock will remain “SEEL,” and the new CUSIP number of the Company’s common stock following the Reverse Stock Split is 81577F 406.

The Company’s transfer agent, Equiniti Trust Company, LLC, is acting as the exchange agent for the Reverse Stock Split.

In addition, the Reverse Stock Split will apply to the Company’s common stock issuable upon the exercise of the Company’s outstanding warrants and stock options, with proportionate adjustments to be made to the exercise prices thereof, as applicable. Furthermore, the number of shares of common stock available for issuance under the Company’s equity incentive plans will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to such plans.

The summary of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Change, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 25, 2024 the Company issued a press release annpuncing the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 furnished as part of Item 9.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Safe Harbor

This Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, when the Compnay discusses the effective date for the Reverse Stock Split and the date that trading of the common stock on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market will begin, it is using forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Compnay’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Compnya’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Form 8-K, and except as provided by law, the Compnay expressly disclaims any obligation or undertaking to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Change filed with the Secretary of State of the State of Nevada on September 24, 2024.
99.1	Press Release, dated September 25, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: September 25, 2024	By:	/s/ Michael Golembiewski
Name: Michael Golembiewski
Title: Chief Financial Officer